Stock-Based and Employee Savings Plans	12 Months Ended
Dec. 31, 2013
Share-based Compensation [Abstract]
Stock-Based Plans
Stock-Based and Employee Savings Plans

Equity Incentive Plans

We have equity incentive plans under which we grant equity awards, including stock options, restricted stock units, performance-based restricted stock units, performance share units and nonvested shares, to our directors, officers and employees. At December 31, 2013, 611 million shares were authorized under our equity incentive plans and 47 million shares were available for future grant.

All stock options granted under these plans generally vest 12.5% six months from the date of grant (or 25% one year from the date of grant for grants to new employees) with the remainder vesting at a rate of 2.08% per month thereafter, and generally expire seven to ten years from the date of grant. The cost of stock options is determined using the Black-Scholes option pricing model on the date of grant.

Restricted stock units and nonvested shares are granted to eligible employees under our equity incentive plans. In general, restricted stock units and nonvested shares vest in equal annual installments over a period of three to five years, are subject to the employees' continuing service to us and do not have an expiration date. The cost of restricted stock units and nonvested shares is determined using the fair value of our common stock on the date of grant. There were no grants of nonvested shares in 2013 and 2012 and vesting of all prior grants of nonvested shares was completed as of December 31, 2011.

In 2013, 2012 and 2011, certain executives were eligible to receive performance-based restricted stock units. The number of restricted stock units ultimately received depends on our business performance against specified performance targets set by the Compensation Committee. If the performance criteria are satisfied, the performance-based restricted stock units are granted, with one-half of the grant vesting in March following the end of the performance period and the remaining one-half vesting one year later.

In 2012, certain executives were granted performance share units with performance-based vesting conditions. The number of performance share units ultimately received depends on eBay Inc.'s total stockholder return meeting or exceeding the median total stockholder return of eBay Inc.'s 2012 peer group over annual performance periods from 2013-2016 and cumulative performance periods from 2012-2016. The performance share units are also subject to certain vesting and eligibility requirements and the shares underlying the performance share units issued upon satisfaction of the vesting conditions, if any, cannot be sold until after December 31, 2017.

Employee Stock Purchase Plan

We have an employee stock purchase plan for all eligible employees. Under the plan, shares of our common stock may be purchased over an offering period with a maximum duration of two years at 85% of the lower of the fair market value on the first day of the applicable offering period or on the last day of the six-month purchase period. Employees may purchase shares having a value not exceeding 10% of their eligible compensation during an offering period. During the years ended 2013, 2012, and 2011, employees purchased approximately 4 million, 4 million and 3 million shares under this plan at average prices of $35.51, $26.10 and $23.55 per share, respectively. At December 31, 2013, approximately 31 million shares of common stock were reserved for future issuance.

Employee Savings Plan

We have a savings plan, which qualifies under Section 401(k) of the Internal Revenue Code. Participating employees may contribute up to 50% of their eligible compensation, but not more than statutory limits. In 2013, 2012 and 2011, we contributed one dollar for each dollar a participant contributed, with a maximum contribution of 4% of each employee's eligible compensation, subject to a maximum employer contribution of $10,400 per employee for each period. Our non-U.S. employees are covered by various other savings plans. Our total expenses for these savings plans were $84 million in 2013, $71 million in 2012 and $50 million in 2011.
Deferred Stock Units

Beginning with the 2011 annual meeting of stockholders, we have granted deferred stock units to each non-employee director (other than Mr. Omidyar) at the time of our annual meeting of stockholders equal to the result of dividing $220,000 by the fair market value of our common stock on the date of grant. In addition, new directors who are not employees of the company or its subsidiaries or affiliates receive a one-time grant of deferrred stock units equal to the result of dividing $150,000 by the fair market value of our common stock on the date of grant. Each deferred stock unit constitutes an unfunded and unsecured right to receive one share of our common stock (or, with respect to deferred stock units granted prior to August 1, 2013, the equivalent value thereof in cash or property at our election). Each deferred stock unit award granted to a new non-employee director upon election to the Board vests 25% one year from the date of grant, and at a rate of 2.08% per month thereafter. If the services of the director are terminated at any time, all rights to the unvested deferred stock units will also terminate. In addition, directors may elect to receive, in lieu of annual retainer and committee chair fees and at the time these fees would otherwise be payable (i.e., on a quarterly basis in arrears for services provided), fully vested deferred stock units with an initial value equal to the amount based on the fair market value of common stock at the date of grant. Following the termination of a non-employee director's service on the Board of Directors, deferred stock units granted prior to August 1, 2013 are payable in stock or cash (at our election), while deferred stock units granted on or after August 1, 2013 are payable solely in stock. As of December 31, 2013, there were approximately 303,339 deferred stock units outstanding included in our restricted stock unit activity below.

Stock Option Activity

The following table summarizes stock option activity under our equity incentive plans as of and for the year ended December 31, 2013:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
	(In millions, except per share amounts and years)
Outstanding at January 1, 2013	24	$27.14
Granted and assumed	2	$55.27
Exercised	(11)	$27.07
Forfeited/expired/canceled	(1)	$31.96
Outstanding at December 31, 2013	14	$29.79	3.54	$345
Expected to vest	13	$29.37	3.48	$340
Options exercisable	9	$25.65	2.84	$271

The aggregate intrinsic value of options was calculated as the difference between the exercise price of the underlying awards and the quoted price of our common stock. At December 31, 2013, options to purchase 12 million shares of our common stock were in-the-money.

The weighted average grant-date fair value of options granted during the years 2013, 2012 and 2011 was $15.39, $11.21 and $9.87, respectively. During the years 2013, 2012 and 2011, the aggregate intrinsic value of options exercised under our equity incentive plans was $292 million, $276 million and $129 million, respectively, determined as of the date of option exercise.

Restricted Stock Unit Activity

A summary of the status of restricted stock units ("RSU") granted (including performance-based restricted stock units that have been earned) under our equity incentive plans as of December 31, 2013 and changes during the year ended December 31, 2013 is presented below:

	Units	Weighted Average Grant-Date Fair Value (per share)
	(In millions, except per share amounts)
Outstanding at January 1, 2013	39	$31.35
Awarded and assumed	14	$55.21
Vested	(15)	$27.79
Forfeited	(4)	$37.83
Outstanding at December 31, 2013	34	$42.32
Expected to vest at December 31, 2013	30

During the years 2013, 2012 and 2011, the aggregate intrinsic value of restricted stock units vested under our equity incentive plans was $813 million, $591 million and $466 million, respectively.

 Stock-based Compensation Expense

The impact on our results of operations of recording stock-based compensation expense for years ended December 31, 2013, 2012 and 2011 was as follows:

	Year Ended December 31,
	2013	2012	2011
	(In millions)
Cost of net revenues	$79	$55	$56
Sales and marketing	159	135	132
Product development	187	138	123
General and administrative	184	160	147
Total stock-based compensation expense	$609	$488	$458
Capitalized in product development	$15	$19	$17

As of December 31, 2013, there was approximately $1.0 billion of unearned stock-based compensation that will be expensed from 2014 through 2017. If there are any modifications or cancellations of the underlying unvested awards, we may be required to accelerate, increase or cancel all or a portion of the remaining unearned stock-based compensation expense. Future unearned stock-based compensation will increase to the extent we grant additional equity awards, change the mix of grants between stock options and restricted stock units or assume unvested equity awards in connection with acquisitions.

Stock Option Valuation Assumptions

We calculated the fair value of each stock option award on the date of grant using the Black-Scholes option pricing model. The following weighted average assumptions were used for the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013	2012	2011
Risk-free interest rate	0.6%	0.7%	1.2%
Expected life (in years)	4.1	4.0	3.8
Dividend yield	—%	—%	—%
Expected volatility	34%	38%	38%

Our computation of expected volatility is based on a combination of historical and market-based implied volatility from traded options on our common stock. Our computation of expected life is based on historical experience of similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations of future employee behavior. The interest rate for periods within the contractual life of the award is based on the U.S. Treasury yield curve in effect at the time of grant.